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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
          PURSUANT TO SECTION 12 (B) OR (G) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

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                        INTEGRATED HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                                    23-2428312
     (State of Incorporation or                        (I.R.S. Employer
            Organization)                             Identification no.)

       10065 RED RUN BOULEVARD
       OWINGS MILLS, MARYLAND                                21117
(Address of principal executive offices)                  (zip code)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

  TITLE OF EACH CLASS                            NAME OF EACH EXCHANGE ON WHICH
  TO BE SO REGISTERED                             EACH CLASS IS TO BE REGISTERED


 9 1/4% SENIOR SUBORDINATED
 NOTES DUE 2008, SERIES A                         NEW YORK STOCK EXCHANGE


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Securities  Act  registration  statement file number to which this form relates:
333-42169


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If   this   Form    relates   to   the  If   this   Form    relates   to   the
registration  of a class of securities  registration  of a class of securities
pursuant  to  Section   12(b)  of  the  pursuant  to  Section   12(g)  of  the
Exchange Act and is effective pursuant Exchange Act and is effective pursuant to General Instruction A.(c), check to General Instruction A.(d), check
the following box. [x]                  the following box. [ ]


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                      NONE

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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


              The Registrant's 9 1/4% Senior Subordinated Notes due 2008, Series A (the "Notes") are to be registered. The description of the Notes contained under the caption "Description of the New Notes" on pages 80 to 102 of the Registrant's Registration Statement on Form S-4 (No. 333-42169) relating to the Notes is incorporated herein by reference.


ITEM 2.       EXHIBITS


              The securities described herein are to be registered on the New York Stock Exchange, on which the Registrant's (i) Common Stock, $.001 par value; (ii) 5 3/4% Convertible Senior Subordinated Debentures due 2001; (iii) 6% Convertible Subordinated Debentures due 2003; (iv) 10 1/4% Senior Subordinated Notes due 2006, Series A and (v) 9 1/2% Senior Subordinated Notes due 2007, Series A are registered. Accordingly, the following exhibits have been attached hereto in accordance with the Instructions as to Exhibits to Form 8-A:


     1. Indenture dated as of May 15, 1996, between the Registrant and The Bank of New York (as successor to Signet Trust Company), as Trustee, relating to the Registrant's 10 1/4% Senior Subordinated Notes due 2006, incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1996.

     2. Form of Registrant's 10 1/4% Senior Subordinated Note due 2006, Series A (included as an exhibit to Exhibit 1).

     3. Amended and Restated Supplemental Indenture, dated as of September 15, 1994, between the Registrant and NationsBank of Virginia, N.A., as Trustee, relating to the Registrant's 5 3/4% Convertible Subordinated Debentures due 2001, incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 33-81378).

     4. Indenture, dated as of December 1, 1992, between the Registrant and The Bank of New York (as successor to Signet Trust Company), as Trustee, relating to the Registrant's 6% Convertible
              Subordinated   Debentures,   incorporated   by  reference  to  the
              Registrant's   Registration   Statement  on  Form  S-3  (File  No.
              33-54458).

     5.       Third   Restated   Certificate   of   Incorporation,   as  amended
              (incorporated  by  reference  to  the  Registrant's   Registration
              Statement on Form S-3, No. 33-77754).

     6. Amendment to the Third Restated Certificate of Incorporation, dated May 26, 1995 (incorporated by reference to the Registrant's Registration Statement on Form S-4, No. 33-94130).

     7.       Certificate  of  Designation  of  Series  A  Junior  Participating
              Cumulative Preferred Stock (incorporated by reference to the Registrant's Current Report on Form 8-K dated September 27, 1995).

     8. By-laws, as amended (incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995).

     9.       Indenture  dated as of May 30, 1997,  between the  Registrant  and
              First  Union   National   Bank,   as  Trustee,   relating  to  the
              Registrant's 9 1/2% Senior Subordinated Notes due 2007, incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997.

    10. Form of Registrant's 9 1/2% Senior Subordinated Note due 2007, Series A (included as an exhibit to Exhibit 9).


    11. Indenture, dated as of September 11, 1997, between the Registrant and First Union National Bank, as Trustee, relating to the Registrant's 9 1/4% Senior Subordinated Notes due 2008, incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997.

    12. Form of Registrant's 9 1/4% Senior Subordinated Note due 2008, Series A (included as an exhibit to Exhibit 11).


                                      -2-

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                               SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                INTEGRATED HEALTH SERVICES, INC.


                                By:     /s/ W. Bradley Bennett
                                        ---------------------------------------
                                            W. Bradley Bennett
                                            Executive Vice President - Chief
                                            Accounting Officer




Dated:  December 23, 1997




                                      -3-

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                                 EXHIBIT INDEX

EXHIBIT
   NO.      DESCRIPTION
-------     -----------

     1. Indenture dated as of May 15, 1996, between the Registrant and The Bank of New York (as successor to Signet Trust Company), as Trustee, relating to the Registrant's 10 1/4% Senior Subordinated Notes due 2006, incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1996.

     2. Form of Registrant's 10 1/4% Senior Subordinated Note due 2006, Series A (included as an exhibit to Exhibit 1).

     3. Amended and Restated Supplemental Indenture, dated as of September 15, 1994, between the Registrant and NationsBank of Virginia, N.A., as Trustee, relating to the Registrant's 5 3/4% Convertible Subordinated Debentures due 2001, incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 33-81378).

     4. Indenture, dated as of December 1, 1992, between the Registrant and The Bank of New York (as successor to Signet Trust Company), as Trustee, relating to the Registrant's 6% Convertible Subordinated, Debentures, incorporated by reference to the
              Registrant's   Registration   Statement  on  Form  S-3  (File  No.
              33-54458).

     5.       Third   Restated   Certificate   of   Incorporation,   as  amended
              (incorporated  by  reference  to  the  Registrant's   Registration
              Statement on Form S-3, No. 33-77754).

     6. Amendment to the Third Restated Certificate of Incorporation, dated May 26, 1995 (incorporated by reference to the Registrant's Registration Statement on Form S-4, No. 33-94130).

     7.       Certificate  of  Designation  of  Series  A  Junior  Participating
              Cumulative Preferred Stock (incorporated by reference to the Registrant's Current Report on Form 8-K dated September 27, 1995).

     8. By-laws, as amended (incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995).

     9.       Indenture  dated as of May 30, 1997,  between the  Registrant  and
              First  Union   National   Bank,   as  Trustee,   relating  to  the
              Registrant's 9 1/2% Senior Subordinated Notes due 2007, incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997.

    10. Form of Registrant's 9 1/2% Senior Subordinated Notes due 2007, Series A (included as an exhibit to Exhibit 9).


    11. Indenture, dated as of September 11, 1997, between the Registrant and First Union National Bank, as Trustee, relating to the Registrant's 9 1/4% Senior Subordinated Notes due 2008, incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997.

    12. Form of Registrant's 9 1/4% Senior Subordinated Note due 2008, Series A (included as an exhibit to Exhibit 11).